                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    13a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                              2-INFINITY.COM, INC.
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                              2-INFINITY.COM, INC.
                       4828 Loop Central Drive, Suite 150
                              Houston, Texas 77081

Dear Shareholders:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of 2-Infinity.com, Inc. (the "Company") to be held at 10:00 a.m. local time, August 25, 2000, at the offices of the Company located at 4828 Loop Central Drive, Suite 150, Houston, Texas 77081.

         Your approval is requested in amending the Company's Articles of Incorporation in order to change the Company's name to 2-Infinity, Inc., electing directors to serve for the coming year, ratifying and approving the Company's 2000 Long-Term Incentive Plan, and ratifying the appointment of an auditor for the Company for the fiscal year ending December 31, 2000. You will also transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

         Whether or not you plan to attend the meeting, we ask that you complete, sign, date, and return the enclosed proxy card at your earliest convenience in the provided postage-paid, addressed envelope to ensure that your stock will be represented. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

                                               Very truly yours,



                                               By: /s/ Majed M. Jalali
                                                  ----------------------------
                                                     Chief Executive Officer

                              2-INFINITY.COM, INC.
                       4828 Loop Central Drive, Suite 150
                              Houston, Texas 77081

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 25, 2000

To the Shareholders of 2-Infinity.com, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of 2-Infinity.com, Inc., a Colorado corporation (the "Company"), will be held at the offices of the Company located at 4828 Loop Central Drive, Suite 150, Houston Texas 77081, on August 25, 2000, at 10:00 a.m. local time, for the following purposes:

         (1) NAME CHANGE. To approve an amendment to the Company's Articles of Incorporation in order to change the Company's name to 2-Infinity, Inc.;

         (2) ELECTION OF DIRECTORS. To elect five directors to hold office until the 2001 Annual Meeting of Shareholders or until their successors are elected and qualified;

         (3) RATIFICATION AND APPROVAL OF THE 2000 LONG-TERM INCENTIVE PLAN. To ratify and approve the provisions of the Company's 2000 Long-Term Incentive Plan;

         (4) RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify and approve the appointment of Mann Frankfort Stein & Lipp as the independent auditors for the Company for the fiscal year ending December 31, 2000; and

         (5) OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting of Shareholders and any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement which is attached hereto and made a part hereof.

         The Board of Directors has fixed the close of business on July 11, 2000 as the record date for determining the shareholders entitled to notice of and to vote at the 2000 Annual Meeting of Shareholders and any adjournment or postponement thereof.

                                          By Order of the Board of Directors


                                            /s/ Majed M. Jalali
                                          --------------------------------------
                                          Majed M. Jalali
                                          Chief Executive Officer, President and
                                          Chairman of the Board

Houston, Texas
July 21, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                              2-INFINITY.COM, INC.
            4828 Loop Central Drive, Suite 150, Houston, Texas 77081

GENERAL INFORMATION

         This Proxy Statement is furnished to the shareholders of 2-Infinity.com, Inc., a Colorado corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board" or "Board of Directors") of proxies in the accompanying form for use in voting at the 2000 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on August 25, 2000, at the offices of the Company located at 4828 Loop Central Drive, Suite 150, Houston, Texas 77081, at 10:00 a.m., local time, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Ms. Kelly Nispel, the Company's Chief Financial Officer) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

         This Proxy Statement and the accompanying proxy were first sent by mail to shareholders on or about July ___, 2000. The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, no par value (the "Common Stock"). The Company may conduct further solicitation personally, by telephone or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with such solicitation.

         The close of business on July 11, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had approximately 89,516,339 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

         A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. For the approval of Proposal No. 1 (the change of the Company's name to 2-Infinity, Inc.), the proposal must be approved by the holders of a majority of the outstanding Common Stock. For Proposal No. 2 (the election of directors), the five candidates receiving the greatest number of affirmative votes are elected, provided a quorum is present and voting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting shall be required to ratify and approve each of Proposal No. 3 (the 2000 Long-Term Incentive Plan) and Proposal No. 4 (appointment of independent auditors) being submitted to the shareholders for their consideration.

         Votes to abstain and broker non-votes are counted as present for purposes of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Because abstentions and broker non-votes will be included in tabulations of the votes entitled to vote for purposes of determining whether a proposal has been approved, abstentions and broker non-votes will have the same effect as negative votes on Proposal No. 1, Proposal No. 3 and Proposal No. 4.

         An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the Annual Meeting and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

                                 PROPOSAL NO. 1

              AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION
                TO CHANGE THE COMPANY'S NAME TO 2-INFINITY, INC.

         The Board of Directors has approved, and is recommending to the shareholders, an amendment to Article I of the Company's Articles of Incorporation to change the name of the Company to 2-Infinity, Inc. The Board of Directors believes that the proposed name change is advisable in order to more adequately reflect the Company's business. The Board of Directors believes that the elimination of the ".com" from the Company's name will benefit the Company by eliminating assumptions that the Company is an internet-based company.

         If the shareholders approve this proposal, Article I of the Company's Articles of Incorporation will be amended to read in its entirety as follows:

                                   "Article I
                                      Name

                The name of the Corporation is 2-Infinity, Inc."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION CHANGING THE NAME OF THE COMPANY TO 2-INFINITY, INC.


                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

         Currently, the Board of Directors of the Company consists of five persons, each having a term of office of one year. On June 7, 2000, the Board of Directors increased, pursuant to its authority under the Company's Bylaws, the number of directorships on the Board from three to five. On that date, Kelly E. Nispel, Scott E. Smith and Michael L. Omer were appointed by the Board to fill an existing vacancy as well as the vacancies created by the increase in the number of directorships. At each annual meeting of stockholders, directors will be elected for a full term of one year to succeed those directors whose terms are expiring.

         The Board has nominated Majed M. Jalali, Patrick Cody Morgan, Kelly
E. Nispel, Scott E. Smith, and Michael L. Omer as directors, each to serve a one year term until the 2001 annual meeting of stockholders or until the director's earlier resignation or removal. Each of the nominees has consented, if elected as a director of the Company, to serve until his term expires. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

         The five nominees receiving a plurality of the votes of the shares present in person or represented by proxy shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum.

         Certain information about Majed M. Jalali, Patrick Cody Morgan, Kelly E. Nispel, Scott E. Smith, and Michael L. Omer, the director nominees, is furnished below.

         Mr. Jalali has been the Chairman of the Board of Directors, Chief Executive Officer and President of the Company since January 2000. Prior to that, he served as President of 2-Infinity.com, Inc., a Texas corporation, now a subsidiary of the Company. From January 1998 to March 1999, Mr. Jalali served as Chief Executive Officer of Infinity International School. Prior thereto, Mr. Jalali was a university student.

         Mr. Morgan has been the Company's Vice President and Secretary since January 2000, and the Company's Chief Operating Officer since May 2000. Prior to that, he was the President of AirNexus, Inc. beginning in May 1998, as well as a member of the board of directors. From October 1996 until May 1998, Mr. Morgan was a partner in Digiphone. From 1994 to October 1996, Mr. Morgan was the general manager of Digitech Business Systems, a Houston, Texas company that provided business telephones and voicemail systems.

         Ms. Nispel has been the Chief Financial Officer and Treasurer for the Company since March 2000. From 1997 to 2000, Ms. Nispel was employed by Corporate Express Delivery Systems, Inc. ("CEDS"), recently acquired by United Shipping and Technology, Inc., in a variety of positions from Director of Finance to Vice President of Finance. Her responsibilities included SEC financial reporting, senior lender reporting, banking relations and other financial, tax and treasury matters. From 1996 to 1997, Ms. Nispel was employed with Corporate Express, Inc., the parent company of CEDS, as a Regional Assistant Controller. From 1993 to 1996, Ms. Nispel was the Chief Financial Officer for Ovation Data Services, Inc., where she was responsible for all financial related matters. Ms. Nispel is a certified public accountant in the states of Texas and Colorado.

         Mr. Smith has been a director of the Company since June 2000. Mr. Smith is currently the Senior Vice President of Capital Bank in Houston, Texas, where he has been employed since 1994. Mr. Smith has served on the board of directors of North Channel Chamber of Commerce since 1999. Mr. Smith holds degrees from the University of Houston and Southern Methodist University's Graduate School of Banking.

         Mr. Omer has served as a corporate consultant to the Company since May 1999 and as a director of the Company since June 2000. Since 1989, Mr. Omer has continuously provided corporate legal and regulatory counsel to Aramco Services Company, and its North American affiliates, including Saudi Refining, Inc., Saudi Petroleum International, Inc., Aramco Associated Company and Aramco Financial Services Company, as well as other affiliated companies and cooperatives associated with that family of companies. During this period, and concurrent with his employment with Aramco, Mr. Omer served as a director and as chairman of the legal committee for the Clean Caribbean Corporation, a non-profit cooperative organized by numerous multinational oil companies operating within the Caribbean Basin and South America from 1991-1994, and as Chairman of the Board of Directors for the Clean Caribbean Corporation from 1994-1995. Mr. Omer is a graduate from the University of Houston's School of Law in 1980, and holds legal licenses from the states of Texas and Hawaii.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE ELECTION OF THE NOMINEES NAMED ABOVE

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

         There are no family relationships among any of the directors or executive officers of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, the Board met two times. The Board does not have an audit committee, a compensation committee, or any other committee performing the functions of such committees. During the fiscal year ended December 31, 1999, all directors attended more than 75% of all the meetings of the Board.

         The Board does not have a nominating committee or a committee performing the functions of a nominating committee. While there are no formal procedures for stockholders to recommend nominations, the Board will consider stockholder recommendations. Such recommendations should be addressed to Kelly Nispel, the Company's Treasurer, at the Company's principal executive offices.

COMPENSATION OF DIRECTORS

         The Company's directors are not currently compensated for serving in such capacity.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth certain information with respect to the executive officers and directors of the Company as of July 11, 2000.

                    NAME                  AGE                        POSITION
--------------------------------------   -----     ----------------------------------------------
Majed M. Jalali                           26       Chairman of the Board, Chief Executive Officer
                                                   and President
Patrick Cody Morgan                       33       Director, Chief Operating Officer and Secretary
Kelly E. Nispel                           37       Director, Chief Financial Officer and Treasurer
Jason B. Miller                           26       Chief Technology Officer
Scott E. Smith                            30       Director
Michael L. Omer                           46       Director

         Mr. Jalali has been the Chairman of the Board of Directors, Chief Executive Officer and President of the Company since January 2000. Prior to that, he served as President of 2-Infinity.com, Inc., a Texas corporation, now a subsidiary of the Company. From January 1998 to March 1999, Mr. Jalali served as Chief Executive Officer of Infinity International School. Prior thereto, Mr. Jalali was a university student.

         Mr. Morgan has been the Company's Vice President and Secretary since January 2000, and the Company's Chief Operating Officer since May 2000. Prior to that, he was the President of AirNexus, Inc. beginning in May 1998, as well as a member of the board of directors. From October 1996 until May 1998, Mr. Morgan was a partner in Digiphone. From 1994 to October 1996, Mr. Morgan was the general manager of Digitech Business Systems, a Houston, Texas company that provided business telephones and voicemail systems.

         Ms. Nispel has been the Chief Financial Officer and Treasurer for the Company since March 2000. From 1997 to 2000, Ms. Nispel was employed by Corporate Express Delivery Systems, Inc. ("CEDS"), recently acquired by United Shipping and Technology, Inc., in a variety of positions from Director of Finance to Vice President of Finance. Her responsibilities included SEC financial reporting, senior lender reporting, banking relations and other financial, tax and treasury matters. From 1996 to 1997, Ms. Nispel was employed with Corporate Express, Inc., the parent company of CEDS, as a Regional Assistant Controller. From 1993 to 1996, Ms. Nispel was the Chief Financial Officer for Ovation Data Services, Inc., where she was responsible for all financial related matters. Ms. Nispel is a certified public accountant in the states of Texas and Colorado.

         Mr. Miller became the Company's Chief Technology Officer on July 7, 2000. Mr. Miller began his employment with the Company's subsidiary, 2-Infinity.com, Inc., a Texas corporation, in April of 1999. From August 1998 to April 1999, Mr. Miller was Vice President of Infinity International School. Prior to that, Mr. Miller was a university student at Baylor University in Waco, Texas.

         Mr. Smith has been a director of the Company since June 2000. Mr. Smith is currently the Senior Vice President of Capital Bank in Houston, Texas, where he has been employed since 1994. Mr. Smith has served on the board of directors of North Channel Chamber of Commerce since 1999. Mr. Smith holds degrees from the University of Houston and Southern Methodist University's Graduate School of Banking.

         Mr. Omer has served as a corporate consultant to the Company since May 1999 and as a director of the Company since June 2000. Since 1989, Mr. Omer has continuously provided corporate legal and regulatory counsel to Aramco Services Company, and its North American affiliates, including Saudi Refining, Inc., Saudi Petroleum International, Inc., Aramco Associated Company and Aramco Financial Services Company, as well as other affiliated companies and cooperatives associated with that family of companies. During this period, and concurrent with his employment with Aramco, Mr. Omer served as a director and as chairman of the legal committee for the Clean Caribbean Corporation, a non-profit cooperative organized by numerous multinational oil companies operating within the Caribbean Basin and South America from 1991-1994, and as Chairman of the Board of Directors for the Clean Caribbean Corporation from 1994-1995. Mr. Omer is a graduate from the University of Houston's School of Law in 1980, and holds legal licenses from the states of Texas and Hawaii.


                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Mann Frankfort Stein & Lipp has served as the Company's independent auditors since May 5, 2000 and has been appointed by the Board to continue as the Company's independent auditors for the Company's fiscal year ending December 31, 2000. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock entitled to vote at the Annual Meeting in person or by proxy, management will review its future selection of auditors. A representative of Mann Frankfort Stein & Lipp is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate questions.

         Jones, Jensen & Company of Salt Lake City, Utah acted as the Company's independent auditors for the fiscal year ending December 31, 1999. On May 5, 2000, the Company advised Jones, Jensen that it would no longer serve as the Company's independent accountant. Except for an explanatory paragraph with respect to substantial doubt about the Company's ability to continue as a going concern in the Company's consolidated financial statements as of and for the years ended December 31, 1999 and 1998 and from inception on November 14, 1995 through December 31, 1999, Jones, Jensen's reports on those financial statements of the Company have not contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and Jones, Jensen on any matter or accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Jones, Jensen's satisfaction, would have caused Jones, Jensen to make reference to the subject matter of such disagreements in connection with its reports.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
         THE APPOINTMENT OF MANN FRANKFORT STEIN & LIPP AS THE COMPANY'S
                    INDEPENDENT AUDITORS FOR THE FISCAL YEAR
                            ENDING DECEMBER 31, 2000


                                 PROPOSAL NO. 4

                RATIFICATION OF THE 2000 LONG-TERM INCENTIVE PLAN

         On June 7, 2000, the Board of Directors unanimously approved the 2000 Long-Term Incentive Plan (the "Plan"), a copy of which is included with this Proxy Statement. Assuming a quorum is present, the Plan will become effective if it receives the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. In the event that ratification of the Plan is not approved by a majority of the shares of Common Stock entitled to vote at the Annual Meeting, management will revise the Plan and submit it for shareholder approval at a future meeting.

         Purpose of the Plan. The purpose of the Plan is to provide the Company and its subsidiaries with a means to attract and retain individuals eligible to participate in the Plan. Additionally, the Plan will allow the Company to provide incentive compensation opportunities that are competitive with other similar companies. Lastly, the Plan will provide individuals with additional incentive and reward opportunities designed to enhance the Company's long-term profitable growth.

         Amount of Common Stock Subject to the Plan. The aggregate number of shares of Common Stock that may be awarded under the Plan is limited to 30,000,000 shares, subject to adjustment based on the recapitalization or reorganization of the Company as described in Article XII of the Plan. If the Plan is ratified by the shareholders, the Company will be required at all times to reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan.

         Administration of the Plan. The Plan is to be administered by a committee (the "Committee"), which shall be appointed by the Board of Directors. The various awards that may be granted under the Plan include: incentive stock options; options that do not constitute incentive stock options; stock appreciation rights; restricted stock awards; performance share awards; and stock value equivalent awards. The Committee shall have the sole authority to determine the type of award, or combinations thereof, which is best suited to the circumstances of the particular individual. Additionally, the Committee will be entitled to determine the rules and regulations relating to the granting of awards, as well as the terms, conditions, restrictions and provisions of each such award.

         Participants. The Committee shall have the sole authority to determine and designate the individuals who will receive awards under the Plan. Awards may be granted to the same person on one or more occasions, and may include combinations of the different types of awards available under the Plan. Incentive stock options and performance share awards may only be granted to employees of the Company.

         Exercise Price of Options. The exercise price of each incentive stock option granted under the Plan shall be determined by the Committee and shall in no event be less than the Fair Market Value (as defined in the Plan) of Common Stock on the date the option is granted (or 110% of Fair Market Value in the case of a person who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the Company's stock). The exercise price of each option that does not constitute an incentive stock option granted under the Plan shall be determined by the Committee. The closing price of the Common Stock on July 5, 2000 was $0.4844 per share.

         Term and Exercise of Options. The term of each option shall be as specified by the Committee on the date of grant. Options shall be exercisable in whole or in such installments and at such times as the Committee may determine; however, no option shall be exercised earlier than six months from the date of grant. Each option shall specify the effect of the termination of employment on the exercise of the option.

         Federal Income Tax Consequences. The following is merely a summary of the general effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options awarded under the Plan. This summary does not purport to be complete and does not discuss the tax consequences arising in the context of the optionee's death or the income tax laws of any state, municipality or foreign country in which the optionee's income may be taxable.

         INCENTIVE STOCK OPTIONS. Under current applicable law, no taxable income is recognized by an optionee at the granting, or upon the exercise of, an incentive stock option. However, the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Following a disposition of the shares underlying the option more than two years after the grant of the option and one year after the exercise thereof, any gain or loss is treated as long-term capital gain or loss. The maximum federal rate of tax on net capital gains on shares held more than 12 months is generally 20%. Generally, capital losses are allowed in full against capital gains and up to $3,000 of other income. If the previously described holding periods are not satisfied, the optionee will recognize ordinary income on the disposition equal to the difference between the exercise price and the price received on the disposition. Any such gain or loss in excess of the amount of ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless the provisions of Section 162(m) of the Internal Revenue Code restrict the Company, it is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

         OPTIONS NOT CONSTITUTING INCENTIVE STOCK OPTIONS. Upon the granting of an option which does not constitute an incentive stock option, an optionee does not recognize any taxable income. However, upon exercise, the optionee recognizes taxable income, generally measured as the excess of the fair market value at the time of exercise over the exercise price. Such taxable income recognized by an employee of the Company is subject to applicable tax withholding. Unless the provisions of Section 162(m) of the Internal Revenue Code restrict the Company, it is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. To the extent not recognized as ordinary income above, any difference between the sales price and the exercise price is treated as long-term or short-term capital gain or loss, depending on the holding period. The maximum federal rate of tax on net capital gains on shares held more than 12 months is generally 20%. However, lower rates may apply depending upon when the stock is acquired and the optionee's applicable income tax bracket. Generally, capital losses are allowed in full against capital gains and up to $3,000 of other income.

         New Plan Benefits - Options. The following table sets forth the anticipated grants of options under the Plan, subject to shareholder approval of the Plan. There are no options currently contemplated other than those described below, although the described anticipated awards are not necessarily indicative of the amounts that will be awarded in the future.

                          2000 LONG-TERM INCENTIVE PLAN

NAME AND POSITION                                                DOLLAR VALUE(1) NUMBER OF SHARES
-----------------                                                --------------- ----------------
Majed M. Jalali                                                       $0.41          5,000,000
  Chairman of the Board, Chief Executive Officer and President
Patrick Cody Morgan                                                   $0.41          5,000,000
  Director, Chief Operating Officer and Secretary
Executive Group                                                       $0.42         15,750,000
Non-Executive Director Group                                           N/A               0
Non-Executive Officer Employee Group                                  $0.41          5,460,000

----------
(1)      Fair Market Value on the date of grant.

         Description of Stock Appreciation Rights. A stock appreciation right is the right to receive an amount equal to the spread with respect to a share of Common Stock upon the exercise of such stock appreciation right. The spread is an amount equal to the excess, if any, of the Fair Market Value of a share of Common Stock on the date such right is exercised over the exercise price of such stock appreciation right. Generally, the spread may be payable either in cash, shares of Common Stock with a Fair Market Value equal to the spread, or a combination of cash and shares of Common Stock. The exercise price of each stock appreciation right shall be determined by the Committee, but such exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date of grant. The term of each stock appreciation right shall be specified by the Committee. Additionally, the Committee shall determine for each stock appreciation right (a) the time for exercising, which shall be no earlier than six months from the date of grant,
(b) whether the right is exercisable in whole or in part, and (c) the effect of termination of employment.

         Description of Stock Value Equivalent Awards. Stock value equivalent awards are rights to receive an amount equal to the Fair Market Value of shares of Common Stock or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, without the payment of any amounts by the holder thereof. The Committee shall determine the period of time over which a stock value equivalent award will vest. In determining the value of a stock value equivalent awards, the Committee may take into account an employee's level of responsibility, performance, potential, and such other considerations as it deems appropriate, including other awards previously granted to the holder under the Plan. Payment of a stock value equivalent award shall (a) be made in cash, (b) in a lump sum or in installments, as determined by the Committee, and (c) be based on the Fair Market Value of the Common Stock on the payment date. The Committee shall determine the effect of termination of employment during the vesting period of an employee's stock value equivalent award.

         Termination or Amendment of the Plan. The Board of Directors may terminate or amend the Plan; provided that no such termination or amendment may, without prior consent, impair the rights of any holder with respect to an award granted prior to the time of such termination or amendment. The Board of Directors may not, without the prior approval of the shareholders, amend the Plan to:

         (a) increase the aggregate number of shares issuable pursuant to the Plan, except adjustments after a recapitalization or reorganization of the Company as described in Article XII of the Plan;

         (b)      change the minimum option price;

         (c) change the class of individuals eligible to receive awards or materially increase the benefits accruing to individuals under the Plan;

         (d)      extend the term of the Plan;

         (e) materially modify the eligibility requirements for participation in the Plan; or

         (f)      decrease any authority granted to the committee.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
                AND APPROVAL OF THE 2000 LONG-TERM INCENTIVE PLAN

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning compensation of (a) each person that served as the Company's Chief Executive Officer during the last fiscal year of the Company, and (b) two former executive officers of the Company who would have been one of the Company's four most highly compensated executive officers had such officers been serving as such at the end of the Company's last fiscal year:

                             SUMMARY COMPENSATION TABLE

                                                  Annual Compensation(1)            Long Term Compensation
                                                  -------------------               ----------------------
Name and
Principal Position                   Year               Salary ($)                  Restricted Stock Awards ($)

R. K. ("Ken") Honeyman(2)            1999                222,328                          134,114(4)
 Former President and                1998                 96,240                              --
 Director

Howard N. Wilson(2)                  1999                123,746                           98,371(5)
 Former Vice President and           1998                 46,250                              --
 Secretary

John B. Hayes(3)                     1999                 76,903                          196,000(6)
 Former President of                 1998                   --                                --
 Lakota Oil & Gas

(1) Excludes any perquisites and other benefits that do not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for any executive officer.
(2)      No longer an executive of the company.
(3) Former President of Lakota Oil and Gas, Inc., a subsidiary of the company.
(4) The Company issued as compensation 1,676,429 shares with a closing market price on the date of issue of $0.08 per share.
(5) The Company issued as compensation 1,229,643 shares with a closing market price on the date of issue of $0.08 per share.
(6) The Company issued as compensation 1,000,000 shares with a closing market price on the date of issue of $0.10 per share and 300,000 shares with a closing market price on the date of issue of $0.32 per share.

Employment Agreements

         In June 1999, the Company entered into an employment agreement with Patrick Cody Morgan. The contract is for a term of three years at an annual salary of $250,000 beginning on March 1, 2000 and may be terminated at any time for cause or good reason, as defined in the agreement.

         In June 1999, the Company entered into an employment agreement with Majed Jalali. The contract is for a term of three years at an annual salary of $325,000 beginning on March 1, 2000 and may be terminated at any time for cause or good reason, as defined in the agreement.

Restricted Stock Issuances

         In February 1999, the Company issued 1,000,000 shares of restricted common stock to Cactus Petroleum, Inc., an entity controlled by John B. Hayes, a former Director of the Company, as consideration for services provided pursuant to an agreement with Optima Investments, Inc. in connection with the private placement of securities under Rule 504 of Regulation D offering. Mr. Hayes assisted in the identification, negotiation, and closing of the transaction with Optima.

         In April 1999, the Company issued 1,676,429 and 1,229,643 shares of restricted common stock to R.K. Honeyman and Howard N. Wilson, respectively, as consideration for accrued compensation for past services rendered. Mr. Honeyman and Mr. Wilson had each verbally agreed to forego any cash compensation up to the date of issuance for their services as chief executive officer and secretary, respectively, in exchange for the shares.

         In July 1999, the Company issued 300,000 shares of restricted common stock to John B. Hayes as consideration for accrued compensation for past services rendered. Mr. Hayes had verbally agreed to forego any cash compensation up to the date of issuance for services rendered as president of the oil and gas division of Lakota Energy, Inc., and subsequently as president of Lakota Oil and Gas, Inc.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of July 11, 2000, for (i) each person who is known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the named executive officers, and (iv) all directors and executive officers as a group.

                                                                        SHARES BENEFICIALLY OWNED (2)
                                                                        -----------------------------
      NAME AND ADDRESS OF BENEFICIAL OWNER(1)                           NUMBER            PERCENT (3)
      ---------------------------------------                           -------           -----------
      Majed M. Jalali                                                 4,500,000               5.02
      Patrick Cody Morgan(4)                                          3,415,000               3.81
      Kelly E. Nispel                                                   100,000                 *
      Jason B. Miller                                                   400,000                 *
      Scott E. Smith                                                    250,000                 *
      Michael L. Omer                                                   375,000                 *
      All directors and executive officers
        as a group (six persons)                                      9,040,000               10.10

-------------
* Less than 1% of the outstanding Common Stock

(1) The address for each of these shareholders is c/o 2-Infinity.com, Inc., 4828 Loop Central Drive, Suite 150, Houston, Texas 77081.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to warrants and options held by that person that are currently exercisable or exercisable within 60 days of July 11, 2000 are deemed outstanding. Such shares, however, are not deemed to be outstanding for the purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares set forth opposite such person's name.
(3)      Based on 89,516,339 shares of Common Stock outstanding as of July 11,
         2000.
(4) Includes shares held as joint tenants with spouse, or directly in spouse's name.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following is a description of certain transactions and relationships entered into or existing during the fiscal year ended December 31, 1999 between the Company and certain affiliated parties. The Company believes that the terms of such transactions were no less favorable to the Company than could have been obtained from an unaffiliated party.

         In February 1999, the Company issued 1,000,000 shares of restricted common stock to an entity controlled by the president of Lakota Oil as consideration for services valued at $100,000 related to the negotiation and consummation of a transaction with an oil and gas project.

         In January and February 2000, the Company mutually separated from three officers and directors, its CEO, CFO and the president of Lakota Oil. Included in the settlement agreements with the former CEO, the company issued 4,000,000 shares and $100,000 to compensate him for the past service and the company paid $40,000 for execution of the settlement agreement and consulting services during the transition to new management. Each party mutually discharge any indebtedness owed to the other and Cam Am Resources, Inc, a related party of the CEO. As a result, the Company has accrued at December 31, 1999, $500,000 for compensation of past services at the fair market value of the shares and the cash issued as a result of this agreement. In addition, included in the settlement agreements with the former CFO and the former President of Lakota Oil, the Company issued an aggregate of 5,500,000 shares and $100,000 to compensate them for past services and the company paid aggregate of $65,000 for the execution of the agreements and consulting services during the transition to new management. As a result, the Company has accrued at December 31, 1999 $2,760,500 of compensation expense at the fair market value of the shares and cash issued as a result of these agreements.

         Effective August 1, 1999, the Company approved and implemented the Omnibus Stock Option Plan ("the Plan") and the board of directors granted 2,000,000 options to purchase the Company's common stock under the plan. In January 1999, the options granted under the plan were cancelled as part of the settlement and separation agreements with the option holders and the Plan was terminated.

         In June 1999, the Company issued an aggregate of 3,000,000 shares at $.38 per share of restricted common stock to Majed Jalali, the sole shareholder of 2-Infinity-Texas, pursuant to the acquisition agreement between the Company and Jalali.

         In June 1999, the Company issued an aggregate of 2,000,000 shares at $.32 per share of restricted common stock to Patrick Cody Morgan and Candus Morgan in connection with the acquisition of AirNexus (formerly Voice Design, Inc.)

                              SHAREHOLDER PROPOSALS

         REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING. For shareholder proposals to be included in an annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely for the 2001 Annual Meeting, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company, between January 1, 2001 and April 15, 2001. A shareholder's notice to the Secretary must set forth as to each matter the stockholder proposed to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

         REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company not later than April 15, 2001 in order to be considered for inclusion in the Company's proxy materials for that meeting.

                       1999 ANNUAL REPORT TO SHAREHOLDERS

         Included with this Proxy Statement is the Company's 1999 annual report on Form 10-KSB/A (the "Annual Report") for the fiscal year ended December 31, 1999. The Company will provide, without charge, to each person solicited upon written request, an additional copy of the Annual Report and a copy of the exhibits to the Annual Report as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. For additional copies, please write to Ms. Kelly Nispel, Chief Financial Officer of the Company, at 4828 Loop Central Drive, Suite 150, Houston, Texas 77081.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors, executive officers and person who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended December 31, 1999, all Reporting Persons complied with all applicable filing requirements.

                                  OTHER MATTERS

         The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the person voting the proxies.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                  By Order of the Board of Directors

                                    /s/ Majed M. Jalali
                                  --------------------------------------------
                                  Majed M. Jalali, Chief Executive Officer
                                  and President

Houston, Texas
July 21, 2000

                                   Appendix A

                                2- INFINITY.COM.

                          2000 LONG-TERM INCENTIVE PLAN


                                   I. PURPOSE

        The purpose of the 2-Infinity.com 2000 Long-Term Incentive Plan (the "Plan") is to provide a means whereby 2-Infinity.com, a Colorado corporation (the "Company"), and its Subsidiaries may (i) attract and retain individuals eligible to participate in the Plan; (ii) motivate individuals, by means of appropriate incentives to achieve long-range goals (iii) provide incentive compensation opportunities that are competitive with those of other similar companies. A further purpose of the Plan is to provide individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Share Awards, Stock Value Equivalent Awards, or any combination of the foregoing, is as best suited to the circumstances of the particular employees as provided herein.

                                 II. DEFINITIONS

        The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

              (a) "Award" means, individually or collectively, any Option, Stock Appreciation Right, Restricted Stock Award, or Performance Share Award or Stock Value Equivalent Award.

              (b) "Board" means the board of directors of 2-Infinity.com.

              (c) "Change of Control" means, for the purposes of Clause (B) of Paragraph (e) of Article XII and Clause (B) of Paragraph (f) of Article XII, the amount determined in Clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of an Option or Stock Appreciation Right. If the consideration offered to stockholders of the Company in any transaction described in this Paragraph or Paragraphs (d) and (e) of Article XII consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

              (d) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

              (e) "Committee" means the committee selected by the Board to administer the Plan in accordance with Paragraph (a) of Article IV of the Plan.

              (f) "Common Stock" means the common stock, no par value, of 2-Infinity.com

              (g) "Company" means 2-Infinity.com.

              (h) "Corporate Change" means one of the following events: (i) the merger, consolidation or other reorganization of the Company in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer (except a direct or indirect wholly-owned subsidiary of the Company), cash or other property; (ii) the sale, lease or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a direct or indirect wholly-owned subsidiary of the Company); (iii) the adoption by the stockholders of the Company of a plan of liquidation and dissolution;
         (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty percent (based on voting power) of the Company's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

              (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (j) "Fair Market Value" means, as of any specified date, the closing price of the Common Stock on the NASDAQ Stock Exchange (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

              (k) "Holder" means an individual of the Company who has been granted an Award.

              (l) "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.

              (m) "Option" means an Award granted under Article VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

              (n) "Option Agreement" means a written agreement between the Company and an individual with respect to an Option.

              (o) "Optionee" means an individual who has been granted an option.

              (p) "Parent Corporation" shall have the meaning set forth in
         Section 424(e) of the Code.

              (q) "Performance Share Award" means an Award granted under
         Article X of the Plan.

              (r) "Plan" means the 2-Infinity.com 2000 Long-Term Incentive Plan.

              (s) "Restricted Stock Award" means an Award granted under
         Article IX of the Plan.

              (t) "Rule 16b-3" means Rule 16b-3 of the general Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

              (u) "Spread" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Common Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

              (v) "Stock Appreciation Right" means an Award granted under
         Article VIII of the Plan.

              (w) "Stock Appreciation Rights Agreement" means a written agreement between the Company and an individual with respect to an Award of Stock Appreciation Rights.

              (x) "Stock Value Equivalent Award" means an Award granted under Article XI of the Plan.

              (y) "Subsidiary" means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Company, or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than twenty percent equity interest, except with respect to the issuance of Incentive Stock Options the term "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424(f) of the Code.






                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

        The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter and on or prior to the date of the first annual meeting of stockholders of the Company held subsequent to the acquisition of an equity security by a Holder hereunder for which exemption is claimed under Rule 16b-3. Notwithstanding any provision of the Plan or in any Option Agreement or Stock Appreciation Rights Agreement, no Option or Stock Appreciation Right shall be exercisable prior to such stockholder approval. No further Awards may be granted under the Plan after ten years from the date the Plan is adopted by the Board. Subject to the provisions of
Article XIII, the Plan shall remain in effect until all Options and Stock Appreciation Rights granted under the Plan have been exercised or expired by reason of lapse of time, all restrictions imposed upon Restricted Stock Awards have lapsed and all Performance Share Awards and Stock Value Equivalent Awards have been satisfied.

                               IV. ADMINISTRATION

              (a) COMPOSITION OF COMMITTEE. The Plan shall be administered by a committee which shall be (i) appointed by the Board and (ii) constituted so as to permit the Plan to comply with Rule 16b-3.

              (b) POWERS. The Committee shall have sole authority, in its discretion, to determine which individuals shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Common Stock which may be issued under each Option, Stock Appreciation Right and Restricted Stock Award, and the value of each Performance Share Award and Stock Value Equivalent Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

              (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgement of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

                 V. GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
        RESTRICTED STOCK AWARDS, PERFORMANCE SHARE AWARDS AND STOCK VALUE
                 EQUIVALENT AWARDS, SHARES SUBJECT TO THE PLAN

              (a) AWARD LIMITS. The Committee may from time to time grant Awards to one or more individuals determined by it to be eligible for participation in the Plan in accordance with the provisions of Article
        VI. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 30,000,000 shares. Any of such shares which remain unissued and which are not subject to outstanding Options or Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Common Stock subject to such Award shall again be available for the grant of an Award. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Article XII with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

              (b) STOCK OFFERED. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

                                 VI. ELIGIBILITY

        Subject to the terms and conditions of the Plan, the Committee may determine and designate, from time to time individuals who will be granted Awards under the Plan. An Award made pursuant to the Plan may be granted on more than one occasion to the same person, and such Award may include an Incentive Stock Option if such individual is an employee of the Company, an Option which is not an Incentive Stock Option, an Award of Stock Appreciation Rights, a Restricted Stock Award, a Performance Share Award, a Stock Value Equivalent Award or any combination thereof. Each Award shall be evidenced by a written instrument duly executed by or on behalf of the Company.


                               VII. STOCK OPTIONS

              (a) STOCK OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement between the Company and the Optionee which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option Agreement shall provide that the Option may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment of the exercisability of the Option.

              (b) OPTION PERIOD. The term of each Option shall be as specified by the Committee at the date of grant.

              (c) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

              (d) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Parent Corporation and Subsidiaries exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

              (e) OPTION PRICE. The purchase price of Common Stock issued under each Option shall be determined by the Committee, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted.

              (f) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Company or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or such Subsidiary, or the acquisition by the Company or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.


                         VIII. STOCK APPRECIATION RIGHTS

              (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Common Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement between the Company and the Holder which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Common Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Common Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the Exchange Act, however, the Committee shall, except as provided in Paragraphs (e) and (f) of Article XII, retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Upon the exercise of any Stock Appreciation Rights granted hereunder, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise of such Right. Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

              (b) EXERCISE PRICE. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted.

              (c) EXERCISE PERIOD. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

              (d) LIMITATIONS ON EXERCISE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                           IX. RESTRICTED STOCK AWARDS

              (a) RESTRICTED PERIOD TO BE ESTABLISHED BY THE COMMITTEE. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph (b) of this Article or by Article XII.

              (b) OTHER TERMS AND CONDITIONS. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award or, at the option of the Company, in the name of a nominee of the Company. The Holder shall have the right to receive dividends during the Restriction Period, to vote the Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to possession of the stock certificate until the Restriction period shall have expired, (ii) the Company shall retain custody of the stock during the Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Restriction Period.

              (c) PAYMENT FOR RESTRICTED STOCK. A Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law and except that the Committee may, in its discretion, charge the Holder an amount in cash not in excess of the par value of the shares of Common Stock issued under the Plan to the Holder.

              (d) MISCELLANEOUS. Nothing in this Article shall prohibit the exchange of shares issued under the Plan (whether or not then subject to a Restricted Stock Award) pursuant to a plan of reorganization for stock or securities in the Company or another corporation a party to the reorganization, but the stock or securities so received for shares then subject to the restrictions of a Restricted Stock Award shall become subject to the restrictions of such Restricted Stock Award. Any shares of stock received as a result of a stock split or stock dividend with respect to shares then subject to a Restricted Stock Award shall also become subject to the restrictions of the Restricted Stock Award.

                           X. PERFORMANCE SHARE AWARDS

              (a) PERFORMANCE PERIOD. The Committee shall establish, with respect to and at the time of each Performance Share Award, a performance period over which the performance applicable to the Performance Share Award of the Holder shall be measured.

              (b) PERFORMANCE SHARE AWARDS. Each Performance Share Award may have a maximum value established by the Committee at the time of such Award.

              (c) PERFORMANCE MEASURES. A Performance Share Award may be awarded to an employee contingent upon future performance of the employee, the Company or any Subsidiary, division or department thereof by or in which he is employed during the performance period, the Fair Market Value of Common Stock or the increase thereof during the performance period, combinations thereof, or such other provisions are the Committee may determine to be appropriate. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

              (d) AWARDS CRITERIA. In determining the value of Performance Share Awards, the Committee may take into account an employee's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

              (e) PAYMENT. Following the end of the performance period, the Holder of a Performance Share Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Share Award, if any, based on the achievement of the performance measures for such performance period, as determined by the Committee in its sole discretion. Payment of a Performance Share Award (i) may be made in cash, Common Stock or a combination thereof, as determined by the Committee in its sole discretion, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion and
        (iii) to the extent applicable, shall be based on the Fair Market Value of the Common Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

              (f) TERMINATION OF EMPLOYMENT. The Committee shall determine the effect of termination of employment during the performance period on an employee's Performance Share Award

                        XI. STOCK VALUE EQUIVALENT AWARD

              (a) STOCK VALUE EQUIVALENT AWARDS. Stock Value Equivalent Awards are rights to receive an amount equal to the Fair Market Value of shares of Common Stock or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Stock Value Equivalent Award may have a maximum value established by the Committee at the time of such Award.

              (b) AWARD PERIOD. The Committee shall establish, with respect to and at the time of each Stock Value Equivalent Award, a period over which the Award shall vest with respect to the Holder.

              (c) AWARDS CRITERIA. In determining the value of Stock Value Equivalent Awards, the Committee may take into account an employee's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

              (d) PAYMENT. Following the end of the determined period for a Stock Value Equivalent Award, the Holder of a Stock Value Equivalent Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Stock Value Equivalent Award, if any, based on the then vested value of the Award. Payment of a Stock Value Equivalent Award (i) shall be made in cash, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion and
        (iii) shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during, or may be accumulated and paid at the end of, the determined period with respect to a Stock Value Equivalent Award, as determined by the Committee. If payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

              (e) TERMINATION OF EMPLOYMENT. The Committee shall determine the effect of termination of employment during the applicable vesting period of an employee's Stock Value Equivalent Award.

                     XII. RECAPITALIZATION OR REORGANIZATION

              (a) Except as hereinafter otherwise provided, Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Share Awards, Stock Value Equivalent Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Awards in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Options or Awards.

              (b) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

              (c) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised
        (i) in the event of an increase in the number of outstanding shares shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

              (d) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

              (e) In the event of a Corporate Change, then no later than (i) two business days prior to any Corporate Change referenced in Clause (i),
        (ii), (iii) or (v) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives with respect to outstanding Options which acts may vary among individual Optionees and, with respect to acts taken pursuant to Clause (i) above, may be contingent upon effectuation of the Corporate change: (A) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (B) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (C) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (D) provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Company, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

              (f) In the event of a Corporate Change, then no later than (i) two business days prior to any Corporate Change referenced in Clause (i),
        (ii), (iii) or (v) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Committee, acting in its sole discretion without the consent or approval of any Holder of a Stock Appreciation Right, shall effect one or more of the following alternatives with respect to outstanding Stock Appreciation Rights which acts may vary among individual Holders, may vary among Stock Appreciation Rights held by individual Holders and, with respect to acts taken pursuant to Clause
        (ii) above, may be contingent upon effectuation of the Corporate Change:
        (A) accelerate the time at which

        Stock Appreciation Rights then outstanding may be exercised so that such Stock Appreciation Rights may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Stock Appreciation Rights and all rights of Holders thereunder shall terminate, (B) require the mandatory surrender to the Company by selected Holders of Stock Appreciation Rights of some or all of the outstanding Stock Appreciation Rights held by such Holders (irrespective of whether such Stock Appreciation Rights are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Committee, in which event the Committee shall thereupon cancel such Stock Appreciation Rights and pay to each Holder an amount of cash equal to the Spread with respect to such Stock Appreciation Rights with the Fair Market Value of the Common Stock at such time to be deemed to be the Change of Control Value or (C) make such adjustments to Stock Appreciation Rights then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Stock Appreciation Rights then outstanding).

              (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options or Stock Appreciation Rights theretofore granted, the purchase price per share of Common Stock subject to Options or the calculation of the Spread with respect to Stock Appreciation Rights.

              (h) Plan provisions to the contrary notwithstanding, with respect to any Stock Value Equivalent Awards which have been approved but which are unpaid at the time a Corporate Change occurs, the Committee may, in its sole discretion, provide (i) for full vesting of such Awards as of the date of such Corporate Change and (ii) for payment of the then value of such Awards as soon as administratively feasible following the Corporate Change with the value of such Awards to be based on the Change of Control Value of the Common Stock.

              (i) Plan provisions to the contrary notwithstanding, with respect to any Performance Share Awards which have been approved but which are unpaid at the time a Corporate Change occurs, the Committee may, in its sole discretion, provide (i) for full vesting of such Awards as of the date of such Corporate Change, (ii) for payment of the then value of such Awards as soon as administratively feasible following the Corporate Change, with the value of such Awards to be based, to the extent applicable, on the Change of Control Value of the Common Stock, (iii) that any provisions in Awards regarding forfeiture of unpaid Awards shall not be applicable from and after a Corporate Change with respect to Awards made prior to such Corporate Change and (iv) that all performance measures applicable to unpaid Awards at the time of a Corporate Change shall be deemed to have been satisfied in full during the performance period upon the occurrence of such Corporate Change.

              (j) Plan provisions to the contrary notwithstanding, with respect to any Restricted Stock Awards outstanding at the time a Corporate Change occurs, the Committee may, in its sole discretion, provide (i) for full vesting of all Common Stock awarded to the Holders pursuant to such Restricted Stock Awards as of the date of such Corporate Change and
        (ii) that all restrictions applicable to such Restricted Stock Award shall terminate as of such date.

                   XIII. AMENDMENT OR TERMINATION OF THE PLAN

        The Board in its discretion may terminate the Plan or alter or amend the Plan or any part thereof from time to time; provided that no change in any Award therefore granted may be made which would impair the rights of the Holder without the consent of the Holder, and provided further, that the Board may not, without approval of the Stockholders, amend the Plan:

              (a) to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options or Stock Appreciation Rights or pursuant to Restricted Stock Awards or Performance Share Awards, except as provided in Article XII;

              (b)   to change the minimum Option price;

              (c) to change the class of individuals eligible to receive Awards or increase materially the benefits accruing to individuals under the Plan;

              (d) to extend the maximum period during which Awards may be granted under the Plan;

              (e) to modify materially the requirements as to eligibility for participation in the Plan; or

              (f) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                                   XIV. OTHER

              (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an individual any right to be granted an Option to purchase Common Stock, a Stock Appreciation Right, a right to a Restricted Stock Award or a right to a Performance Share Award or Stock Value Equivalent Award or any other rights hereunder except as may be evidenced by an Award or by an Option Agreement duly executed on behalf of the Company, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

              (b) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan or in any Award made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any Subsidiary or (ii) interfere in any way with the right of the Company or any Subsidiary to terminate his or her employment at any time.

              (c) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the offering of the shares covered by such Award has not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Committee may permit the Holder of an Award to elect to surrender, or authorize the Company to withhold, shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Company's withholding obligation, subject to such restrictions as the Committee deems necessary to satisfy the requirements of Rule 16b-3.

              (d) NO RESTRICTION OF CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of such action.

              (e) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of the descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative. The Option Agreement, Stock Appreciation Rights Agreement or other written instrument evidencing an Award shall specify the effect of the death of the Holder on the Award.

              (f) RULE 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

              (g) GOVERNING LAW. The provisions of this Plan shall be governed by and interpreted in accordance with the laws of the State of Colorado.

                                 REVOCABLE PROXY
                              2-INFINITY.COM, INC.
            4828 Loop Central Drive, Suite 150, Houston, Texas 77081

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Majed M. Jalali and Patrick Cody Morgan, or either of them, with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of 2-Infinity.com, Inc. (the "Company") to be held on August 25, 2000, at the executive offices of the Company at 4828 Loop Central Drive, Suite 150, Houston, Texas 77081, at 10:00 a.m. local time, and any and all adjournments or postponements thereof, with respect to the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before the meeting:

         1. To approve the amendment of the Company's Articles of Incorporation to change the Company's name to 2-Infinity, Inc.:

                  [  ]  FOR             [  ]  AGAINST              [  ] ABSTAIN

         2.       To elect five directors:

                  [  ]  FOR the nominees listed below    [  ] WITHHOLD AUTHORITY
                  (Except as indicated to the contrary below)

Nominees: Majed M. Jalali, Patrick Cody Morgan, Kelly E. Nispel, Scott E. Smith and Michael L. Omer

         Instructions: To withhold authority to vote for any individual nominee or nominees, write their names here:

         -----------------------------------------------------------------------
         3.       To ratify and approve the 2000 Long-Term Incentive Plan:

                  [  ]  FOR             [  ]  AGAINST              [  ] ABSTAIN

         4. To ratify and approve the appointment of Mann Frankfort Stein & Lipp as the Company's independent auditors for the fiscal year ending December 31, 2000:

                  [  ]  FOR             [  ]  AGAINST              [  ] ABSTAIN

         5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy will be voted at the Annul Meeting of Shareholders or any adjournment or postponement thereof as specified. If no specifications are made, this Proxy will be voted FOR Proposals No. 1 through 4. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

                                          Date _________________________, 2000



                                          ------------------------------------
                                                      (Signature)

                                          ------------------------------------


                                          ------------------------------------
                                                (Please print your name)

         Please sign name as fully and exactly as it appears opposite. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

                 PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY
                  AT THE ADDRESS STATED ON THE RETURN ENVELOPE